UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 30, 2006

Date of Report (Date of earliest event reported)
NEON Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25457	76-0345839

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14100 Southwest Freeway, Suite 500 Sugar Land, Texas	77478

(Address of principal executive offices)	(Zip Code)
(281) 491-4200

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Change in Control of Registrant.
     On January 30, 2006, Progress Software Corporation, a Massachusetts corporation (“Progress”), announced that Noble Acquisition Corp., a Delaware corporation and a wholly owned direct subsidiary of Progress (“Purchaser”), had successfully completed its tender offer (the “Offer”) for all outstanding shares of common stock (each, a “Share”), of NEON Systems, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 19, 2005, between Progress, the Purchaser and the Company (the “Merger Agreement”). The Offer expired at 12:00 midnight, New York City time, on January 27, 2006. The depositary for the Offer, American Stock Transfer & Trust Company (the “Depositary”), advised the Purchaser that approximately 8,684,979 Shares (including 36,549 Shares that were tendered pursuant to guaranteed delivery procedures), representing approximately 90.8% of all issued and outstanding Shares, were validly tendered and not withdrawn prior to the expiration of the Offer. Accordingly, on Monday, January 30, 2006, Progress announced that the Purchaser had accepted for purchase and payment all such Shares that were validly tendered and not withdrawn prior to the expiration of the Offer. The Purchaser notified the Depositary to pay promptly for the tendered and accepted Shares.
     The Merger Agreement provides, among other things, that following the consummation of the Offer and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement and in accordance with the relevant portions of the Delaware General Corporation Law (the “DGCL”), Purchaser will merge with and into the Company (the “Merger”), and each Share that is not tendered pursuant to the Offer (other than Shares that are held by Progress, the Purchaser, the Company or any of their respective subsidiaries or by stockholders, if any, who properly exercise their dissenters’ rights under the DGCL) will be converted into the right to receive cash in an amount equal to the offer price in the Offer of $6.20 per Share. Following the effective time of the Merger, the Company will continue as a wholly owned subsidiary of Progress.
     The information contained in Item 5.02 below is incorporated herein by reference. The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Statement”) originally filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2005, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by the Purchaser and Progress with the SEC on December 29, 2005, as subsequently amended, and such information is incorporated herein by reference.
     To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.
Item 5.02  Departure of Directors; Election of Directors.
     On December 19, 2005, pursuant to the terms of the Merger Agreement and contingent and effective upon the Appointment Time (as defined in the Merger Agreement), Mark

Cresswell, Loretta Cross, George H. Ellis and William W. Wilson III resigned as members of the Company’s Board of Directors. In connection with the approval of the Offer, the Merger and the Merger Agreement, and contingent and effective upon the Appointment Time, the Board of Directors elected Roger J. Heinen, Jr., Michael L. Mark, Richard D. Reidy and Norman R. Robertson to the Board of Directors as designees of Progress (the “Progress Designees”).
     Pursuant to these actions, effective upon the Appointment Time, which occurred on January 30, 2006, Mark Cresswell, Loretta Cross, George H. Ellis and William W. Wilson III ceased to be members of the Company’s Board of Directors, and Roger J. Heinen, Jr., Michael L. Mark, Richard D. Reidy and Norman R. Robertson became members of the Company’s Board of Directors.
     The information required by Item 5.02(d)(3) of Form 8-K is not determined at the time of filing of this current report on Form 8-K. Prior to the actions taken on December 19, 2005, none of the Progress Designees was a director of, or held any position with, the Company. Progress and the Purchaser have advised the Company that none of the Progress Designees or any of their affiliates (i) has any familial relationship with any directors or executive officers of the Company, or (ii) has been involved in any transactions with the Company or any of its directors, officers, or affiliates which are required to be disclosed pursuant to the rules and regulations of the SEC.
     In addition, on December 19, 2005, pursuant to the terms of the Merger Agreement and contingent and effective upon the effectiveness of the Merger, Richard Holcomb and David F. Cary resigned as members of the Board of Directors.
Item 9.01  Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of NEON Systems, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 29, 2005, as amended).

20.2	Section 14(f) Information Statement of NEON Systems, Inc., dated December 29, 2005 (incorporated by reference to Annex I of the Solicitation/Recommendation Statement on Schedule 14D-9 of NEON Systems, Inc. filed with the Securities and Exchange Commission on December 29, 2005).

99.1	Tender Offer Statement on Schedule TO of Progress Software Corporation and Noble Acquisition Corp. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 29, 2005, as amended).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEON SYSTEMS, INC.
Date: January 31, 2006	/s/ Brian Helman
Brian Helman,
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of NEON Systems, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 29, 2005, as amended).

20.2	Section 14(f) Information Statement of NEON Systems, Inc., dated December 29, 2005 (incorporated by reference to Annex I of the Solicitation/Recommendation Statement on Schedule 14D-9 of NEON Systems, Inc. filed with the Securities and Exchange Commission on December 29, 2005).

99.1	Tender Offer Statement on Schedule TO of Progress Software Corporation and Noble Acquisition Corp. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 29, 2005, as amended).